UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2007

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

(insert former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On February 5, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Plum Creek Timber Company, Inc. (the “Company”) authorized the payment of annual incentive bonus awards to each of the Company’s executive officers in respect of their individual performance for the year ended December 31, 2006. The annual incentive awards were made pursuant to the Company’s Annual Incentive Plan (the “AIP”). The award amounts were based upon the Company’s performance during 2006 as measured against financial goals and strategic objectives established by the Committee at the beginning of the year. The Committee reviewed the Company’s performance against these pre-established goals, along with individual management performance, and used this information to determine each officer’s AIP bonus.

The Committee also authorized the grant of Value Management Award (“VMA”) units to each of the Company’s executive officers under the Company’s Amended and Restated Stock Incentive Plan (“Stock Incentive Plan”). VMA units are earned in whole or in part based on a sliding scale based on the Company’s total stockholder return as measured against that of a peer group consisting of an industry group (25% weighting), S&P 500 Index (50% weighting) and the Morgan Stanley REIT Index (25% weighting). The Committee has specified a $100 per unit face value and the following performance goals and corresponding award amounts: for total stockholder return at or above the 75th percentile, 200% of face value; for total stockholder return between the 50th and 75th percentiles, a sliding scale between 0 and 200% of face value; and for total stockholder return below the 50th percentile, 0% of face value.

Unless otherwise specified by the award recipient, each payment is paid entirely in cash, except that any officer who does not meet the Company’s stock ownership guidelines is required to receive up to half of the settlement value in Plum Creek common stock.

The following table sets forth the cash payment for the 2006 AIP bonus and the grant of the 2007 VMA award to Company’s Principal Executive Officer, Principal Financial Officer and the other named executive officers listed in the Company’s 2006 Annual Meeting Proxy Statement:

Name and Position	Annual Incentive Award	VMA Units
Rick R. Holley	$864,900	12,500
President and Chief Executive Officer

Thomas M. Lindquist	$380,000	5,500
Executive Vice President

James A. Kraft	$221,600	1,600
Senior Vice President, General Counsel and Secretary

David W. Lambert	$219,240	3,000
Senior Vice President and Chief Financial Officer

David A. Brown	$176,000	1,600
Vice President and Chief Accounting Officer

William R. Brown, the Company’s former Executive Vice President and Chief Financial Officer, resigned in June 2006 and therefore was not paid an AIP bonus.

The Committee also authorized the grant of Restricted Stock Unit (“RSU”) awards to each of the Company’s executive officers. Mr. Lindquist was awarded 25,000 RSUs, with 5,000 RSUs vesting ratably in four annual installments, and 20,000 RSUs vesting entirely on February 3, 2011. During the vesting period, cash is paid to the executive officer in an amount equal to the dividend paid on the Company’s common stock multiplied by the number of unvested RSU’s.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	On February 6, 2007, the Board of Directors adopted and approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”).

Specifically, Section 1 of Article III of the Bylaws was deleted and replaced in its entirety by a new Section 1, which changes the voting standard for the election of directors from a plurality to a majority voting standard in uncontested elections. Under the new majority voting standard, a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Directors will continue to be elected by plurality vote at any meeting of stockholders for which (i) the Secretary of the Company receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 6 of Article II of the Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the seventh day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders.

Item 8.01.	Other Events

In connection with the Bylaw amendment referred to in Item 5.03 of this Form 8-K, the Board approved and adopted an amendment to the Company’s Corporate Governance Guidelines (“Guidelines”) on February 6, 2007, to provide that a director who fails to receive the required number of votes for re-election in accordance with the Bylaws will, within five (5) days following certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Board, subject to the procedures set forth in the Guidelines.

The complete Guidelines, as amended, are available at www.plumcreek.com/investors/corporate governance/governance guidelines.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this document:

Exhibit No.
3.1	Section 1 of Article III of the Company’s Bylaws, as amended (filed herewith).

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan. (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).

10.2	Form of Executive Stock Option, Restricted Stock Unit and Value Management Award Agreement for Plan Year 2007 (filed herewith).

10.3	Form of Restricted Stock Unit Award Agreement for Thomas M. Lindquist for Plan Year 2007 (filed herewith).

Exhibit Index

Exhibit Number
3.1	Section 1 of Article III of the Company’s Bylaws, as amended (filed herewith).

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan. (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).

10.2	Form of Executive Stock Option, Restricted Stock Unit and Value Management Award Agreement for Plan Year 2007 (filed herewith).

10.3	Form of Restricted Stock Unit Award Agreement for Thomas M. Lindquist for Plan Year 2007 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

	By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary
DATED: February 8, 2007